SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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iSecureTrac Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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iSecureTrac Corp.
5078 South 111th Street
Omaha, NE  68137

April 7, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of Stockholders of iSecureTrac Corp., which will be held at Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Wednesday, April 29, 2009, at 2:00 p.m. Your board of directors and management look forward to personally greeting those stockholders able to attend.

At the annual meeting:

•	The common stockholders will elect three (3) directors to serve until the 2010 annual meeting of stockholders;

•	The holders of our Series C Preferred Stock will elect two (2) directors to serve until the 2010 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2009; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

These matters are discussed in greater detail in the accompanying Proxy Statement.  You should read the Proxy Statement carefully.

Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the annual meeting. You are requested to sign, date and mail the enclosed proxy promptly.  You may withdraw your proxy at any time before voting occurs at the annual meeting.

A copy of the Annual Report for the year ended December 31, 2008 is enclosed for your information.

We wish to thank our stockholders for their participation and support.

Sincerely,

/s/ Roger J. Kanne
Roger J. Kanne
Chairman

iSecureTrac Corp.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 29, 2009

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iSecureTrac Corp. will be held at Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska on Wednesday, April 29, 2009, at 2:00 p.m. Central time, for the following purposes:

•	The common stockholders will elect three (3) directors to serve until the 2010 annual meeting of stockholders;

•	The holders of our Series C Preferred Stock will elect two (2) directors to serve until the 2010 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2009; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

These matters are discussed in greater detail in the accompanying Proxy Statement.  You should read the Proxy Statement carefully.  A copy of our Annual Report for the year ended December 31, 2008, is also enclosed for your information.

Only stockholders of record as of the close of business on March 19, 2009, will be entitled to vote at the annual meeting and any adjournment(s) or postponement(s) thereof.

All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the annual meeting and that a quorum is present, you are urged to promptly complete, sign and date the enclosed proxy card and return it in the postage-prepaid envelope enclosed for that purpose.  If you decide to attend the annual meeting in person, you may revoke your proxy at that time and vote in person.  You may also revoke your proxy at any time before the annual meeting by sending a written notice of revocation to our corporate secretary or by submitting a later-dated proxy.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Lincoln Zehr
Omaha, Nebraska	Lincoln Zehr
April 7, 2009	Secretary

YOUR VOTE IS IMPORTANT
YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND
RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 29, 2009.  The Proxy Statement and the Company’s 2008 Annual Report are available on-line at http://www.isecuretrac.com/InvestorRelations.aspx?p=Annual.

iSecureTrac Corp.
5078 South 111th Street
Omaha, NE  68137

ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, APRIL 29, 2009

PROXY STATEMENT

Our annual meeting of stockholders will be held on Wednesday, April 29, 2009, at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, at 2:00 p.m. Central time.  This Proxy Statement contains information about the matters to be considered at the annual meeting or any adjournment or postponement of the annual meeting.  This Proxy Statement, the Notice of Annual Meeting of Stockholders and the proxy are first being sent to stockholders on or about April 7, 2009.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS BEING CONSIDERED AT THE ANNUAL MEETING?

At the annual meeting:

•	The common stockholders will elect three (3) directors to serve until the 2010 annual meeting of stockholders;

•	The holders of our Series C Preferred Stock will elect two (2) directors to serve until the 2010 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2009; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

We do not expect that any matters other than the election of directors and the ratification of our independent auditors will be acted on at the annual meeting.

In addition, our management will report on our performance during calendar year 2008 and will address questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

You may attend and vote at the annual meeting if you owned shares of our common stock or Series C Preferred Stock as of the close of business on March 19, 2009 (the “Record Date”).

HOW DO I VOTE?

You can vote in two ways:

•	By attending the annual meeting in person; or

•
If you hold common stock, by completing, signing and returning the enclosed proxy card which authorizes the Board of Directors to vote on your behalf at the annual meeting in accordance with your instructions.  No proxies are being solicited from the holders of our Series C Preferred Stock.

Even if you plan to attend the annual meeting in person, we urge you to complete, sign and return your proxy to ensure your vote is counted and that a quorum is present.  The prompt return of proxies will save us the expense of further solicitations for proxies to ensure a quorum at the annual meeting.  If you attend the annual meeting, you can revoke your proxy at that time and vote in person.  You may also revoke your proxy at any time before the annual meeting by sending a written notice of revocation to our corporate secretary or by submitting a later-dated proxy.

WHAT VOTE IS REQUIRED?

Except as otherwise required by law, for matters other than the election of directors, the holders of our Series C Preferred Stock vote together with the holders of shares of our common stock as a single class; provided that each share of Series C Preferred Stock is entitled to 11 votes on each such matter.  As of the Record Date, there were 10,804,804 shares of our common stock issued and outstanding and entitled to vote at the annual meeting.  As a class, the holders of common stock are entitled to cast a total of 10,804,804 votes with regards to the election of directors, the ratification of the appointment of our independent auditors for 2009 and any other matters besides those described in this Proxy Statement which may be properly presented at the annual meeting.  The holders of common stock are not entitled to cast any votes with regards to the election of directors by the holders of Series C Preferred Stock.  There were 1,000,000 shares of our Series C Preferred Stock issued and outstanding as of the Record Date and entitled to vote at the annual meeting.  As a class, the holders of Series C Preferred Stock are entitled to cast a total of 1,000,000 votes with regards to the election of the Series C Preferred Stock directors and 11,000,000 votes with regards to the ratification of the appointment of our independent auditors for 2009 and any other matters besides those described in this Proxy Statement which may be properly presented at the annual meeting.  The holders of Series C Preferred Stock are not entitled to vote with regards to the election of the common stock directors.

As a result, in order to have a quorum present at the annual meeting, the holders of shares representing a majority of the total outstanding voting power of our capital stock (consisting of common stock and our Series C Preferred Stock) that are entitled to vote at the annual meeting must be present in person or represented by proxy.  In addition, we can not take action at the annual meeting with respect to the election of directors by the common stockholders unless the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting are present in person or represented by proxy.  If a quorum is not present, the annual meeting will be rescheduled for a later date.  Shares represented by proxies delivered by nominee holders, whether they vote or not on the matters being considered at the annual meeting, will be counted for purposes of establishing a quorum at the annual meeting.

The election of a director by common stockholders requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote.  Consequently, votes withheld will have no effect on the election of directors.

The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote.  Accordingly, abstentions will have the same effect as a vote against ratification.

CAN I CUMULATE MY VOTES FOR THE ELECTION OF DIRECTORS?

No, each share of common stock is entitled to one vote on each matter to be voted on at the annual meeting, including one vote with respect to each director that is nominated for election by the common stockholders.  Stockholders do not have the right to cumulate votes in the election of directors.

CAN I CHANGE MY MIND AFTER I DELIVER MY PROXY?

Yes, you may revoke your proxy at any time before the vote is taken at the annual meeting. You can do this by (1) sending a notice of revocation to our corporate secretary or by submitting a later-dated proxy, or (2) attending the annual meeting and voting in person.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of each nominee for director and FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are held in multiple accounts with brokers and/or our transfer agent.  Please vote all of these shares.  We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Standard Registrar Transfer Company, Inc. and can be reached at (801) 571-8844.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

It is important that you return your proxy so that your vote is counted at the annual meeting.

If you hold your shares directly in your own name, they will not be voted unless you attend the annual meeting in person or provide us with your proxy.

If your shares are held in “street name” with a brokerage firm, bank or other nominee holder, they may be voted by the nominee holder without specific instructions from you on certain routine matters, such as the election of directors and ratification of accountants.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this Proxy Statement are the only matters we know will be voted on at the annual meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

We are making and paying for this proxy solicitation. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 10,804,804 shares of our common stock and 1,000,000 shares of our Series C Preferred Stock issued and outstanding and entitled to vote at the annual meeting.  The following table shows the number of shares of common stock beneficially owned as of the Record Date, by each person who we know beneficially owns more than 5% of the issued and outstanding shares of our common stock, each director of the Company, each Named Executive Officer included in the Summary Compensation Table on Page 11 of this Proxy Statement and our current directors and executive officers as a group.

STOCK OWNERSHIP

	Common Stock
	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

Peter A. Michel (1)
5078 S. 111th Street
Omaha, NE 68137	644,445	5.67%

Lincoln Zehr (2)
5078 S. 111th Street
Omaha, NE 68137	66,667	*

Robert Bierman (3)
5078 S. 111th Street
Omaha, NE 68137	57,917	*

David G. Vana (4)
5078 S. 111th Street
Omaha, NE 68137	97,000	*

David Sempek (5)
5078 S. 111th Street
Omaha, NE 68137	153,062	1.40%

Joseph A. Ethridge
5949 Sherry Lane, Ste 1900
Dallas, TX 75225	0	*

Roger Kanne (6)
5078 S. 111th Street
Omaha, NE 68137	730,320	6.73%

Robert W. Korba
5949 Sherry Lane, Ste 1900
Dallas, TX 75225	0	*

Ravi Nath (7)
5078 S. 111th Street
Omaha, NE 68137	75,988	*

All Directors and Executive Officers
as a Group (7 persons) (8)	1,575,337	13.61%

Trust of Ken Macke
1214 Hagen Road
Napa, CA 94558	592,520	5.48%

Total Tech LLC (9)
PO Box 729
Carroll, IA 51401	1,185,243	10.77%

Mykonos 6420, LP (10)
5949 Sherry Lane, Ste 1900
Dallas, TX 75225	13,296,741	55.17%

*	Denotes less than one percent (1%) of the class.

**
For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option, convertible security or similar arrangement.  Such rights held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by such person, but shall not be deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by any other person.  Additionally, for purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of common stock if such person or entity has or shares either investment or voting power with respect to such shares.  Unless otherwise indicated, each listed shareholder has sole voting and investment power over the shares such shareholder beneficially owns and all such shares are owned directly.

(1)
Consists of 74,494 shares of common stock owned directly, fully vested options to acquire up to 512,682 shares of common stock, and options to acquire up to 57,269 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.30 to $2.40 per share.  Mr. Michel also holds additional unvested options to acquire up to 260,905 shares of common stock at exercise prices ranging from $0.30 to $2.40 per share.

(2)
Consists of 25,000 shares of common stock owned directly, fully vested options to acquire up to 34,167 shares of common stock, and options to acquire up to 7,500 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.30 to $0.65 per share.  Mr. Zehr also holds additional unvested options to acquire up to 48,333 shares of common stock at exercise prices ranging from $0.30 to $0.65 per share.

(3)
Consists of fully vested options to acquire up to 50,417 shares of common stock and options to acquire up to 7,500 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.30 to $1.10 per share.  Mr. Bierman also holds additional unvested options to acquire up to 32,083 shares of common stock at exercise prices ranging from $0.30 to $1.10 per share.

(4)
Mr. Vana resigned as the Chief Financial Officer and Secretary on January 31, 2008.  Consists of fully vested options to acquire up to 97,000 shares of common stock at an exercise price of $2.30 per share.

(5)
Mr. Sempek resigned as the Sr. VP, Technology, Chief Technical Officer on November 1, 2007.  Consists of 2,062 shares of common stock owned directly and fully vested options to acquire up to 151,000 shares of common stock at exercise prices ranging from $1.25 to $2.30 per share.

(6)
Consists of 657,912 shares of common stock owned directly, 23,408 shares of common stock owned by ET Video over which Mr. Kanne exercises investment and voting control, and fully vested options to acquire up to 49,000 shares of common stock at exercise prices ranging from $0.36 to $2.49 per share.

(7)	Consists of 24,988 shares of common stock owned directly and fully vested options to acquire up to 51,000 shares of common stock at exercise prices ranging from $0.36 to $2.49 per share.

(8)
Consists of 805,802 shares of common stock owned directly, fully vested options to acquire up to 697,266 shares of common stock, and options to acquire up to an aggregate of 72,269 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.30 to $2.49 per share.  Does not include shares beneficially owned by Mr. Vana or Mr. Sempek.

(9)
The members of Total Tech, LLC are Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Ronald Muhlbauer, and Patti Pietig.  Mr. Kanne, a director of the Company, is a member of Total Tech, LLC, but does not exercise voting or dispositive control over the shares owned by Total Tech, LLC.

(10)
Consists of 4,782,609 shares of common stock issuable upon the conversion of 1,000,000 shares of the Company’s Series C 8% Cumulative Compounding Exchangeable Preferred Stock (the “Series C Preferred Stock”) (representing 100% of the issued and outstanding shares of Series C Preferred Stock), 6,287,045 shares of common stock issuable upon the exercise of warrants at $2.30 per share to be issued upon the exchange of the Series C Preferred Stock, and 2,227,087 shares of common stock issuable upon the exercise of warrants with exercise prices ranging from $2.30 to $6.40 per share.  Mykonos 6420, LP is a Texas limited partnership headquartered in Dallas, Texas.  Robert Korba, a director of the Company, is an employee of an affiliate of Mykonos 6420, LP.  However, he does not exercise voting of dispositive control over the shares owned by Mykonos 6420, LP.

I.  ELECTION OF DIRECTORS

Our Board of Directors currently consists of six director positions, three of which are elected on an annual basis by the holders of our common stock and three of which may be elected on an annual basis by Mykonos 6420 LP (“Mykonos”) the holder of our Series C Preferred Stock.  We anticipate that Mykonos will re-elect Joseph A. Ethridge and Robert W. Korba for additional one-year terms at the annual meeting and that Mykonos will leave vacant one director position at the annual meeting.  The directors elected at the annual meeting will hold office until their successors are elected and qualified at the next annual meeting of stockholders or their earlier resignation or removal.  The Board of Directors has nominated Roger J. Kanne, Peter A. Michel and Ravi Nath to serve as the directors elected by the holders of our common stock.  Each nominee is a current director of the Company.  No other nominations have been received.  There are no arrangements or understandings pursuant to which any nominee was selected.  Although we do not know of any reason why any of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available to serve on the Board of Directors and the proxy holder will vote in favor of such substitute nominees.

The election of a director by the common stockholders requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote.  Consequently, votes withheld will have no effect on the election of directors.

 THE BOARD OF DIRECTORS RECOMMENDS THAT COMMON STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

Our common stock is not traded on a national securities exchange.  However, we evaluate the independence of our directors, nominees and committee members using the independence criteria established by the New York Stock Exchange under section 303A.02 of its listing standards.  In addition, we have adopted additional guidelines set forth in our Guidelines on Significant Governance Issues, which are available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate.  According to both of the previous standards, we have determined that Messrs. Kanne and Nath qualify as independent nominees.

General Information About the Nominees to be Elected by Holders of Common Stock

Roger J. Kanne, age 68, has been a Director since October 1997 and currently serves as Chairman of the Board of Directors.  Mr. Kanne also served as our Chief Financial Officer and Secretary from May 2000 to February 2001.  Mr. Kanne is Chairman, President and CEO of Community Oil Company, a regional distributor of petroleum products, and has served in such capacity since 1972.  He also serves as Vice President and Secretary of ET Company, a regional video distributor, and has held such position since 1990.

Peter A. Michel, age 66, joined our Board of Directors in August 2006.  Mr. Michel is an accomplished senior executive with a career distinguished by achievement in both business and government. Mr. Michel has led several technology-based service companies as Chief Executive Officer. He is a recognized leader in the security services industry, and was formerly CEO of Brink's Home Security. During his tenure there, Mr. Michel transformed the company from a $26 million security firm to a $258 million leader in high-tech home protection services, supporting over 700,000 households in more than 100 markets and 42 states. Mr. Michel established Brink's Home Security as the industry's service and quality leader and achieved record operating profits for 12 years in a row. Mr. Michel was previously President and Chief Executive Officer of General Fiber Communications, Inc. on an interim basis from May 23, 2005 to July 8, 2005.  The Company filed for Chapter 7 Bankruptcy on July 8, 2005.  Earlier in his career, Mr. Michel refined his skills in general management, strategy and marketing as a top strategic planner for Penn Central, American Standard and Gulf Oil. Mr. Michel has chaired five not-for-profit boards and served as Chairman of the Homeland Security Advisory Council of the Security Industry Association. His public sector experience includes serving as a policy-level executive in the Federal government, including time on the White House Staff. Earlier he served as a seagoing naval officer. Mr. Michel earned a Master's degree in Public Administration from the University of Virginia and a Bachelor's degree in Political Science from Colgate University.

Ravi Nath, age 56, joined our Board of Directors in December 2001.  Dr. Nath is the Jack and Joan McGraw Endowed Chair of the Department of Information Systems and Technology at Creighton University in Omaha. He assumed the Department chair in May of 1998 and became a tenured Professor at Creighton in 1998. From 1980 to 1998, Dr. Nath was a Professor of management information systems at the University of Memphis, receiving tenure in 1985. Dr. Nath also currently serves as Executive Director of the Joe Ricketts Center in E-Commerce and as a Board member of the Applied Information Management Institute.

Information About Nominees to be Elected by Mykonos

Joseph A. Ethridge, age 67, is currently with Comanche Associates, LLC.  Prior to his current position with Comanche Associates, Mr. Ethridge had been the Senior Vice President – Finance and Treasurer of Sammons Enterprises, Inc., a holding company, from 1990 to 2007.  Prior to joining Sammons, Mr. Ethridge was a partner with Coopers & Lybrand, an accounting firm, from 1975 to 1990.  Mr. Ethridge received a BBA in Accounting and an MBA in Finance and Real Estate from the University of North Texas.

Robert W. Korba, age 64, has been the President and Chief Executive Officer of Sammons Enterprises, Inc., a holding company, since 1988.  Prior to assuming his current position Mr. Korba served as Sammons General Counsel from 1983 to 1988 and Assistant General Counsel from 1973 to 1983.  Prior to joining Sammons Mr. Korba served in the U.S. Army as a 1st Lieutenant in military intelligence.  Mr. Korba earned a Bachelor of Arts and a Juris Doctorate from the University of Nebraska.

The Board of Directors and its Committees

Our Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings.  Other actions may be taken by committees established by the Board.  The Company’s independent directors normally meet in executive session at each regularly scheduled Board meeting.  Currently, Messrs. Kanne and Nath are our independent directors.

The Board of Directors held four meetings during 2008.  Each of Messrs. Ethridge, Kanne, Korba and Michel attended all meetings of the board in 2008.  Mr. Nath and Mr. Bruce Leadbetter attended three meetings of the board in 2008.  Mr. Leadbetter resigned from the Board of Directors on February 4, 2009.  He had served on the Board of Directors since June 17, 2005.  Our Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee.

The Audit Committee.   The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our independent auditors, and monitoring our compliance with applicable legal and regulatory requirements.  The Audit Committee performs the following functions:

•	Exercises sole authority to hire and dismiss our independent auditors;

•	Reviews the scope and results of the audit with our independent auditors;

•	Is responsible for receiving certain required communications from the auditors including information as to the auditor’s independence;

•	Reviews our quarterly and annual operating results with management and with our independent public accountants;

•	Considers the adequacy and implementation of our internal auditing, accounting and financial procedures;

•	Pre-approves all services provided by independent auditors; and

•	Reviews and approves all transactions between the Company and any related parties.

The Audit Committee consists of Joseph Ethridge, Roger Kanne and Ravi Nath.  Messrs. Kanne and Nath are considered independent whereas Mr. Ethridge is not.  Each member of the Audit Committee has a basic understanding of finance and accounting and is able to read and understand financial statements, and Mr. Ethridge has been determined to qualify as an “audit committee financial expert” under criteria specified by the SEC.  The Audit Committee operates under a charter, a current copy of which is available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate.  Each member of the Audit Committee held their position throughout the entire 2008 calendar year.  The Audit Committee met six times during 2008 with Messrs. Kanne and Ethridge attending all six meetings.  Mr. Nath attended four meetings of the Audit Committee in 2008.

The Compensation Committee.  The Compensation Committee performs the following functions:

•	Reviews and fixes the compensation arrangements for officers and key employees; and

•	Grants stock options and makes restricted stock awards to eligible participants under our 2006 Omnibus Equity Incentive Plan.

The Compensation Committee consists of Robert Korba and Ravi Nath.  Bruce Leadbetter served on the Compensation Committee until his resignation on February 4, 2009.  Mr. Korba does not qualify as an independent director. The Compensation Committee operates under a charter, a current copy of which is available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate.  The Compensation Committee met three times during 2008 with Mr. Korba, Mr. Leadbetter and Mr. Nath attending all three meetings.

We do not have a standing nominating committee.  The Board determined that due to the relatively small size of the Board, it is not necessary to form a separate committee to evaluate director nominations.  While performing this function, Messrs. Michel, Ethridge and Korba do not qualify as independent directors.  The Board identifies nominees to serve as directors of the Company primarily through suggestions made by directors, management or stockholders.  Candidates for directors are evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, and their ability to represent and act on behalf of all stockholders.  However, the Board has not established any quantifiable minimum standards for evaluating potential nominees.  The Board will consider nominations for directors received from stockholders which are submitted in a timely manner with sufficient biographical and business experience information about the nominee to allow the Board to evaluate the nominee.  Nominees recommended by our stockholders are evaluated according to the same criteria used to evaluate nominees proposed by the board.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Executive Compensation

Our Compensation Committee has the responsibility for determining the compensation that is paid or awarded to our Company’s executive officers and to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive and drives behavior that increases shareholder value over the long-term.

Compensation Philosophy and Objectives

Our Company’s compensation philosophy is designed to link executive performance to long-term stockholder value, connect pay with individual performance, maintain a compensation system that is competitive with industry standards and attract and retain outstanding executives. We seek to incentivize our executives through both short-term and long-term awards, with a goal of superior Company performance. Our ultimate objective is to improve stockholder value.

Our Compensation Committee evaluates both performance and compensation to ensure that our Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, our Compensation Committee believes executive compensation packages provided to our executives should include both cash and stock-based compensation that reward performance as measured against pre-established goals.

Compensation Components

There are three basic components to our executive compensation program:

•	Base salary;

•	Bonuses; and

•	Equity awards under our Incentive Plan.

We use short-term compensation comprised of base salary and annual cash bonuses along with long-term compensation comprised of stock options and equity awards in order to attract, retain and motivate the key individuals necessary to lead us to achieve our strategic objective of increased shareholder value over the long-term, reflecting our belief that executive compensation should seek to align the interests of our executives with those of our shareholders.

Our current Named Executive Officers consist of the following individuals: (i) Peter A. Michel, our Chief Executive Officer; (ii) Lincoln D. Zehr, our Chief Financial Officer; and (iii) Robert Bierman, our VP, Sales and Marketing, each of whom served as executive officers at December 31, 2008.

We compensated Messrs. Michel, Zehr and Bierman according to the terms of their respective employment agreements.

Our Compensation Committee reviews all recommendations made with respect to discretionary compensation and approves all discretionary compensation decisions for our Named Executive Officers. Members of senior management (including our Named Executive Officers) provide information to the Compensation Committee with respect to individual and departmental performance to assist the Compensation Committee in its analysis and evaluation of the Named Executive Officers.  No member of our Compensation Committee has ever served as one of our officers or employees.

Base Salary

We use base salary to recognize the experience, skills, knowledge, roles and responsibilities of our employees and executive officers. When establishing the 2008 base salaries of our Named Executive Officers, our Compensation Committee considered a number of factors, including:

•	Individual responsibilities;

•	Performance expectations and the Executive’s experience and qualifications;

•	The Company’s overall financial performance;

•	The Executive’s total compensation during the previous year;

•	Compensation levels at comparable companies in similar industries;

•	The Executive’s length of service with the Company; and

•	The Executive’s effectiveness in dealing with external and internal audiences.

Base salaries, along with other components of total compensation, are reviewed by our Compensation Committee at least annually.

Bonuses.

We use bonuses to reward individual, departmental and company performance. The employment agreement for Messrs. Michel, Zehr and Bierman provide guidelines for their annual bonus by specifying maximum bonus amounts of up to 50% of his annual salary for Mr. Michel and up to 20% of his annual salary for each of Messrs. Zehr and Bierman.  In 2008, bonuses were given to Messrs. Michel and Bierman pursuant to each of their employment agreements and to Mr. Zehr pursuant to his employment offer letter.

An individual’s bonus award is discretionary and is determined by the Compensation Committee taking into account the following components: adherence to plan for revenue goals, adherence to plan for sales, general and administrative cost goals and individual performance.  Our Compensation Committee measures company performance based on actual performance versus plan numbers and key performance indicators.

Incentive Plan Awards

2001 Omnibus Equity Incentive Plan

In June 2001, the Company’s stockholders approved the 2001 Omnibus Equity Incentive Plan (the “2001 Plan”).  As of May 31, 2006, the Company’s 2001 Plan expired.  The 2001 Plan provided for the granting of stock options and other equity incentives for up to 100,000 shares of the Company’s Common Stock to the Company’s officers, directors, and consultants who provided services to the Company and key employees at an exercise price equal to 85% of the average daily closing price of the Company’s common stock for the week prior to when the options were granted.  The options are to vest on a monthly basis over a one month to a 36-month period of time from the date of grant.  As of January 1 of each year, commencing with the year 2002, the aggregate number of options that were awarded under the 2001 Plan was automatically increased by a number equal to the lesser of 1% of the total number of Common Shares then outstanding or 20,000.  At December 31, 2008 there were 72,525 outstanding options under the 2001 Plan with exercise prices ranging from $1.275 to $2.95.  No further options may be issued under the 2001 Plan.

2006 Omnibus Equity Incentive Plan

On May 4, 2006, at the Company’s annual meeting of stockholders, the stockholders approved the adoption of the Company’s newly created 2006 Omnibus Equity Incentive Plan (the “2006 Plan”).  The 2006 Plan became effective on May 31, 2006.  The 2006 Plan provides for the granting of stock options and other equity incentives to the Company’s officers, employees, directors and consultants who provide services to the Company.  The 2006 Plan has a term of ten years unless terminated by the board of directors.  Stock options are granted with an exercise price not less than fair market value of the common stock on the date of the grant.  Vesting schedules and expiration dates for the grants issued under the 2006 Plan are specified at the time of grant. During 2008 options to purchase 1,126,050 shares of Common Stock were granted under the 2006 Plan.  At December 31, 2008, there were 1,760,583 options outstanding under the 2006 Plan.

We have also granted options to acquire a total of 901,268 shares of our common stock to certain of our executive officers under the terms of their employment agreements and other individual compensation arrangements.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid to the five most highly compensated persons who served as executive officers of the Company during the years ended December 31, 2008 and December 31, 2007 (together, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)

Peter A. Michel (1)	2008	225,000	67,000	-	127,174	30,000	449,174
Chief Executive Officer, President	2007	99,125	-	-	767,717	10,000	876,842
and Director

Lincoln D. Zehr (2)	2008	149,697	10,000	-	29,822	-	189,519
Chief Financial Officer, Secretary	2007	-	-	-	-	-	-

Robert Bierman (3)	2008	145,000	15,000	-	16,883	-	176,883
VP, Sales and Marketing	2007	90,625	-	-	25,667	17,489	133,781

David G. Vana (4)	2008	12,500	-	-	-	116,977	129,477
Former Chief Financial Officer, Secretary	2007	150,000	-	-	-	-	150,000

David Sempek (5)	2008	-	-	-	-	126,667	126,667
Former Sr. VP, Technology, Chief	2007	126,667	35,000	-	-	33,329	194,996
Technical Officer

(1)  We entered into an employment agreement with Mr. Michel on August 4, 2006 which continues for an indefinite term, unless terminated by either party.  The agreement provides for an initial base annual salary of $225,000, a bonus plan of up to 50% of his annual salary, the grant of an option to purchase up to 430,856 shares of common stock and the opportunity to receive awards under our 2006 Omnibus Equity Incentive Plan.  In 2008, Mr. Michel received two option grants to purchase up to 400,000 shares of common stock which options vest in equal monthly increments over a 24 month period.  All Other Compensation for 2007 and 2008 represents the reimbursement of expenses related to travel, housing, automobile and related living expenses, which enable Mr. Michel to commute from his residence on the East Coast to Omaha, Nebraska and spend a significant portion of each work week at the Company’s headquarters.

(2)  Lincoln D. Zehr joined the Company on January 9, 2008 as VP, Finance and was appointed as our Chief Financial Officer and Secretary on February 1, 2008.  We entered into an employment agreement with Mr. Zehr on January 9, 2008 which continues for an indefinite term, unless terminated by either party.  The agreement provides for an initial base annual salary of $160,000, a bonus plan of up to 20% of his annual salary, the grant of an option to purchase up to 50,000 shares of common stock and the opportunity to receive awards under our 2006 Omnibus Equity Incentive Plan. In 2008, Mr. Zehr received an additional option grant to purchase up to 40,000 shares of common stock which option vests in equal monthly increments over a 24 month period.

(3)  Robert Bierman joined the Company on May 1, 2007 and was appointed VP, Sales and Marketing.  We entered into an employment agreement with Mr. Bierman on May 1, 2007 which continues for an indefinite term, unless terminated by either party.  The agreement provides for an initial base annual salary of $145,000, a bonus plan of up to 20% of his annual salary and the opportunity to be granted options to purchase our common stock.  In 2007 and 2008, Mr. Bierman received two option grants to purchase up to 35,000 shares and 55,000 shares of common stock, respectively.  Such options vest in equal monthly increments over a 24 month period.  All Other Compensation represents relocation and living expenses incurred in 2007.

(4)  We entered into an employment agreement with Mr. Vana on November 5, 2001 which continued for an indefinite term, unless terminated by either party.  The agreement provided for an initial base annual salary of $118,000, a bonus plan of up to 50% of his annual salary and the opportunity to be granted options to purchase our common stock.  Mr. Vana’s base salary was increased to $150,000 effective June 1, 2005.  Mr. Vana resigned from all positions with the Company on January 31, 2008.  Pursuant to the terms of his separation agreement, Mr. Vana was entitled to receive payments of up to eight months of his base salary following his termination date, which was paid in accordance with the Company's standard payroll procedures and is listed under All Other Compensation.  In addition, Mr. Vana's separation agreement provided for the modification of the expiration dates for vested options as more specifically discussed in footnote 2 to the Outstanding Equity Awards table below.

(5)  David Sempek resigned from his position with the Company on November 1, 2007.  The salary shown for 2007 represents all salary paid through November 1, 2007.  All Other Compensation for 2007 and 2008 represents severance and vacation payout.  Pursuant to the terms of his separation agreement, Mr. Sempek received a $35,000 retention bonus and was entitled to receive payments of up to 12 months of his base salary following his termination date, which was paid in accordance with the Company's standard payroll procedures.  In addition, Mr. Sempek's separation agreement provided for the modification of the expiration dates for vested options as more specifically discussed in footnote 3 to the Outstanding Equity Awards table below.

The following table contains information on all outstanding equity awards issued to our current Chief Executive Officer and each Named Executive Officer as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable *	Number of Securities Underlying Unexercised Option (#) Unexercisable *	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of StockThat Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Valueof Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Peter A. Michel (1)	335,110	95,746	-	2.40	08/04/16	-	-	-	-
CEO, President and Director	91,667	108,333	-	0.65	01/22/18
	-	200,000	-	0.30	12/15/18

Lincoln D. Zehr	22,917	27,083	-	0.65	01/22/18	-	-	-	-
Chief Financial Officer, Secretary	-	40,000	-	0.30	12/15/18	-	-	-	-

Robert Bierman	27,708	7,292	-	1.10	05/03/17	-	-	-	-
VP, Sales and Marketing	11,458	13,542	-	0.65	01/22/18
	-	30,000	-	0.30	12/15/18

David G. Vana (2)	17,000	-	-	2.30	04/30/14	-	-	-	-
Former Chief Financial Officer	10,000	-	-	2.30	04/30/14	-	-	-	-
and Secretary	20,000	-	-	2.30	04/30/14	-	-	-	-
	50,000	-	-	2.30	04/30/14	-	-	-	-
	36,000	-	-	2.01	01/31/09	-	-	-	-
	8,125	6,875	-	1.25	01/31/09	-	-	-	-

David Sempek (3)	20,000	-	-	2.30	04/30/14	-	-	-	-
Former Sr. VP, Technology, Chief	10,000	-	-	2.30	04/30/14	-	-	-	-
Technical Officer	20,000	-	-	2.30	04/30/14	-	-	-	-
	50,000	-	-	2.30	11/01/10	-	-	-	-
	36,000	-	-	2.01	11/01/10	-	-	-	-
	15,000	-	-	1.25	11/01/10	-	-	-	-

(*) All option grants awarded vest in equal monthly increments over a 24 month period unless otherwise noted below.

(1)  Mr. Michel’s option grant to purchase up to 430,856 shares (of which 335,110 are currently vested and 95,746 are unvested) vests in equal monthly increments over a 36 month period.

    (2)  Pursuant to the terms of his separation agreement, effective January 31, 2008, the terms of Mr. Vana's options were modified so that as of December 31, 2008 he held vested options to purchase up to 97,000 shares (all with an exercise price of $2.30 per share) with an expiration date of April 30, 2014 and vested options to purchase up to 44,125 shares (with exercise prices ranging from $1.25 to $2.01 per share) with an expiration date of January 31, 2009.    In addition, Mr. Vana’s option grant to purchase up to 50,000 shares vested over a one month period.
    (3)  Pursuant to the terms of his separation agreement, effective November 1, 2007, the terms of Mr. Sempek’s options were modified so that as of December 31, 2008 he held vested options to purchase up to 50,000 shares (all with an exercise price of $2.30 per share) with an expiration date of April 30, 2014 and vested options to purchase up to 101,000 shares (with exercise prices ranging from $1.25 to $2.30 per share) with an expiration date of  November 1, 2010. In addition, Mr. Sempek’s option grant to purchase up to 50,000 shares vested over a one month period.

Director Compensation

We pay each independent director who is not our employee the sum of $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of our common stock having an equivalent fair market value. For attending Board meetings in 2008, Mr. Kanne received 11,094 shares of our common stock in lieu of cash payments and Mr. Nath received 8,316 shares of our common stock in lieu of cash payments.

We also provide for a grant of stock options covering 20,000 common shares to each independent director who is not an employee upon his or her initial election to the Board of Directors, and an annual grant of stock options covering 15,000 common shares as of the date of each annual stockholders meeting.  Each of Messrs. Kanne and Nath were granted 15,000 stock options during the year 2008.

The following table contains information on director compensation granted during the year ended December 31, 2008.

DIRECTOR COMPENSATION
For Fiscal Year Ended December 31, 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Joseph Ethridge	-	-	-	-	-	-	-

Roger Kanne	-	4,000	3,509	-	-	-	7,509

Robert Korba	-	-	-	-	-	-	-

Bruce Leadbetter (3)	-	-	-	-	-	-	-

Peter A. Michel	-	-	-	-	-	-	-

Ravi Nath	-	3,000	3,509	-	-	-	6,509

(1)  Since January 2002, Mr. Kanne and Mr. Nath have received an aggregate amount of stock awards in the amount of $30,000 and $30,000, respectively.

(2)  Since January 2003, Mr. Kanne and Mr. Nath have each received an aggregate amount of option awards in the amount of 49,000 shares and 51,000 shares, respectively.

(3)  Bruce Leadbetter tendered his resignation from the Board of Directors effective February 4, 2009, for personal reasons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of our common stock to file reports with the SEC showing changes in their ownership of our common stock.  Based solely on our review of copies of the Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to 2008 were filed on time, except one current director of the Company, Peter A. Michel, failed to file on a timely basis a Form 4 report relating to the purchase of common stock on June 16, 2008, June 18, 2008 and June 19, 2008, all of which reports were subsequently filed.

Certain Relationships and Related Transactions

The Company has adopted a Code of Ethics which contains conflicts of interest provisions applicable to the directors.  The Company’s Guidelines on Significant Governance Issues require each director to disclose to the Board of Directors any financial interest or personal interest that he or she has in any matter that is being considered by the Board for approval.  After making such disclosure and responding to any questions that the Board may have, the interested director must then abstain from voting on the matter and, upon the request of the Chairperson of the meeting, leave that meeting while the remaining directors discuss and vote on such matter.  Additionally, the Audit Committee is responsible for reviewing reports and disclosures of insider and affiliated party transactions and advising the Board with respect to the Company’s policies and procedures regarding the Company’s conflict of interest policy.

 AHK Leasing, LLC (“AHK”), a company controlled by Roger Kanne, a director of the Company, lent the Company money during 2007 and 2008.  These loans were in the form of capital leases with three years terms and bearing interest at a rate of 10.00% to 12.50% per annum.  The following table sets forth certain information regarding these loan transactions, including the transaction dates, the type of transaction and loan amounts:

	Issue	Type of	Amount of
Lender	Date	Transaction	Loan ($)

AHK Leasing, LLC	09/27/07	Capital Lease	500,000
AHK Leasing, LLC	04/01/08	Capital Lease	500,000
AHK Leasing, LLC	05/20/08	Capital Lease	600,000
AHK Leasing, LLC	06/16/08	Capital Lease	500,000
AHK Leasing, LLC	07/03/08	Capital Lease	500,000
AHK Leasing, LLC	10/03/08	Capital Lease	300,000
AHK Leasing, LLC	12/18/08	Capital Lease	250,000

During 2008, the largest amount of principal outstanding under the AHK leases was $2,634,015.  As of March 11, 2009, there was $2,903,093 of principal outstanding under the AHK leases.  During 2008, the Company paid $1,151,060 of principal and $226,978 of interest on the AHK leases.

Each of these capital lease transactions was approved by the audit committee with Mr. Kanne abstaining from the proceedings.

During the fourth quarter of 2006, the Company received two unsecured loans totaling $6,000,000 from a private investment company that is an affiliate of the Mykonos 6420 LP (“Mykonos”), the sole holder of the Company’s Series C Preferred Stock (the “2006 Notes”).

On October 29, 2007, the Company refinanced the 2006 Notes and borrowed an additional $2,100,000 under the terms of a Credit and Security Agreement with Crestpark LP, Inc. (“Lender”), another affiliate of Mykonos.  Borrowings from the Lender are evidenced by a promissory note (the “Crestpark Note”) in the principal amount of $8,491,864 which is equal to the aggregate principal and accrued interest on the 2006 Notes as of October 29, 2007 plus an additional $2,100,000.

On December 18, 2007, the Company amended its Crestpark Note and Credit and Security Agreement with the Lender in order to increase the amount loaned (the “Loan”) from the Lender to the Company by the amount of $3,300,000.  As a result of these amendments, the principal amount outstanding under the Loan increased from $8,491,864 to $11,877,475, consisting of the $3,300,000 in additional borrowings plus accrued but unpaid interest on the existing Loan.  The additional borrowings are being used for general working capital purposes.

Principal on the Crestpark Note is due on the earlier of (i) July 1, 2010 or (ii) the first date on which the Company either issues equity securities or arranges for additional indebtedness (other than trade indebtedness incurred in the ordinary course of its business) in a transaction or series of transactions which generates aggregate net proceeds to the Company of not less than the then current principal amount outstanding under the Crestpark Note, plus all accrued but unpaid interest.  The Company may prepay the Crestpark Note at any time without premium or penalty.  The Crestpark Note provides, among other things, that $6,455,250 of the borrowings thereunder bears interest at 7.0% per annum and that such interest will be due and payable at maturity of the Crestpark Note.  The remaining $5,422,225 of borrowings (the “Floating Tranche”) under the Crestpark Note (which includes the $3,300,000 of additional borrowings) bears interest at a floating rate equal to 2% over the prime rate (the “Base Rate”).  The portion of the interest on the Floating Tranche determined by the Base Rate will be payable at maturity, but the remaining portion of the interest representing the 2% premium over the Base Rate is payable monthly.

The Company did not make any principal prepayments on the Crestpark Note during 2008.  Accordingly, the largest aggregate amount of principal outstanding under the Crestpark Note during 2008 was $11,877,475.   Furthermore, that amount continued to be the amount outstanding as of March 11, 2009.  During 2008, the Company paid $109,951 in interest, representing interest payable on the 2% premium over the Base Rate applicable to the $3,300,000 of additional borrowings under the Floating Tranche.  During 2008, the Company accrued $742,032 of interest to the Lender.

The borrowings under the Crestpark Note are secured by a first priority security interest in all of the assets of the Company except that Lender’s security interest in certain monitoring equipment is subordinate to the interest of AHK Leasing under its sale leaseback arrangements.  Due to the Lender’s affiliation with Mykonos, the terms of the Loan were approved by a Special Committee of the Board of Directors consisting solely of disinterested directors.

                 On November 10, 2008, the Company entered into a loan agreement (the “Loan Agreement”) with the Lender and in connection with the Loan Agreement executed two separate promissory notes.  The first note is for $750,000 for working capital via a Revolving Credit Commitment and the second note is for $1,750,000 for equipment financing via an Equipment Term Loan.

                The proceeds of the Revolving Credit Commitment of $750,000 are to be used for working capital needs and are anticipated to be repaid from cash flow generated by the operations of the Company.  The Revolving Credit Commitment has a term ending on July 1, 2010, is unsecured and bears interest at a fixed noncompounded rate of 12% per annum.  The Company is also required to pay the Lender an unused fee of 0.25% per annum on the average daily unused amount of the Revolving Credit Commitment.  During 2008, the largest amount of principal outstanding under the Revolving Credit Commitment was $500,000.  As of March 11, 2009, there was $750,000 of principal outstanding under the Revolving Credit Commitment.  During 2008, the Company accrued $2,682 of interest to the Lender under the Revolving Credit Commitment.

                The proceeds of the $1,750,000 Equipment Term Loan are to be used to purchase GPS-based offender tracking and monitoring equipment that is leased or sold by the Company to its clients.  It is anticipated that borrowings under the Equipment Term Loan will be repaid from permanent equipment financing secured by the Company from time to time.  At the Lender’s discretion, any borrowings under the Equipment Term Loan that remain outstanding more than 30 days can be converted into separate 36 Month Notes, which are notes payable over 36 month terms.  The Equipment Term Loan has a term ending July 1, 2010, bears interest at a fixed rate of 12% per annum and is secured by the monitoring equipment purchased with the proceeds of the Equipment Term Loan.  The Company is also required to pay the Lender an unused fee of 0.25% per annum on the average daily unused amount of the Equipment Term Loan.  During 2008, the largest amount of principal outstanding under the Equipment Term Loan was $50,000.  As of March 11, 2009, there was no principal outstanding under the Equipment Term Loan.  During 2008, the Company accrued $784 of interest to the Lender under the Equipment Term Loan.

                  The Lender is an affiliate of Mykonos.  As the sole holder of the Company’s Series C Preferred Stock, Mykonos has the right to elect a majority of the Company’s Board of Directors.  Due to the Lender’s affiliation with Mykonos, the terms of the Loan Agreement relating to the Revolving Credit Commitment and the Equipment Term Loan were approved by a Special Committee of the Board of Directors consisting solely of disinterested directors.

 Audit Committee Report

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose.  McGladrey & Pullen, LLP (“McGladrey”) acts as the Company’s independent auditors and is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on the results of its audit.  The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2008 with management of the Company and with representatives of McGladrey.  Our discussions with McGladrey also included the matters required by the Statement on Auditing Standard No. 61 (Communications with Audit Committees).

In addition, the Audit Committee reviewed the independence of McGladrey.  We received written disclosures and a letter from McGladrey regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information with McGladrey.

Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for the year ended December 31, 2008 be included in the Company’s annual report on Form 10-K to be filed with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors:

Joseph Ethridge, Chairman
Roger Kanne
Ravi Nath

Dated: March 20, 2009

II. APPOINTMENT OF AUDITOR

On February 26, 2009, the Company appointed the accounting firm of McGladrey & Pullen, LLP as our independent auditors to audit the Company’s financial statements for the year ending December 31, 2009. A resolution to ratify the appointment will be presented at the annual meeting.  McGladrey & Pullen, LLP has audited our financial statements for the years 2000 through 2008.  A representative of McGladrey & Pullen, LLP will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any appropriate questions.

The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote.  Accordingly, abstentions will have the same effect as a vote against ratification.  If stockholders fail to ratify the appointment of McGladrey & Pullen LLP as our independent auditors, the Audit Committee will reconsider whether to retain McGladrey & Pullen LLP, but may ultimately decide to retain them.  Any decision to retain McGladrey & Pullen LLP or another independent auditor will be made by the Audit Committee and will not be resubmitted to stockholders.  In addition, even if stockholders ratify the appointment of McGladrey & Pullen LLP, the Audit Committee retains the right to appoint different independent auditors for 2009 if it determines that it would be in the Company’s best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS FOR 2009.

Principal Accounting Fees and Services

The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP for the years 2008 and 2007:

	2008	2007

Audit Fees	$172,730	$140,800
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$172,730	$140,800

Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for the years 2008 and 2007, for the reviews of the financial statements in the Company’s quarterly reports on Form 10-Q and Form 10-QSB during the years 2008 and 2007, respectively, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements that are not reported above under “Audit Fees,” and generally consist of fees for other SEC filings, due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

Tax Fees.  This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax service.

All Other Fees.  This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

Our Audit Committee is required to review and approve in advance the retention of our independent auditors for the performance of all audit and lawfully permitted non-audit services.  The Chairman of the Audit Committee, or in the absence of the Chairman, any member of the Committee designated by the Chairman, has authority to approve in advance any lawfully permitted non-audit services.  The Audit Committee is authorized to establish other policies and procedures for the pre-approval of such services.  Where non-audit services are approved under delegated authority, the action must be reported to the full Audit Committee at its next regularly scheduled meeting.  All of the audit-related fees, tax fees or other fees shown in the table above were approved pursuant to the Audit Committee’s preapproval process, as such process was in effect at the time of the approval of the particular fee.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Bylaws do not provide any specific procedures for stockholders who wish to submit a proposal for presentation at the annual meeting and, to date, no stockholder proposals have been received for consideration at the annual meeting.

Stockholders who wish to include proposals in the proxy materials that we send out in connection with our 2010 annual meeting may do so, subject to the proxy rules adopted by the SEC.  In order to be included in our proxy statement relating to the 2010 annual meeting, a stockholder proposal must be delivered to the Company’s Secretary at the Company’s executive offices before November 30, 2009.

OTHER MATTERS

At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above.  If other proposals are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Concurrent with the mailing of this Proxy Statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2008 (which includes the Company’s Annual Report on Form 10-K for such year).

None of the information set forth in this Proxy Statement under the headings “Audit Committee Report” is deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

By order of the Board of Directors:

/s/ Lincoln Zehr
Lincoln Zehr
Secretary

April 7, 2009

[FORM OF PROXY]

iSecureTrac Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ISECURETRAC CORP

Annual Meeting of Stockholders to be held on April 29, 2009
at 2:00 p.m. Central Daylight Time
for Holders as of March 19, 2009.

The undersigned, having received the Notice of Annual Meeting of Stockholders of iSecureTrac Corp., (the “Company”) hereby appoints the Board of Directors as the proxy of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the “Annual Meeting”) and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

(1)	The election of Directors of the Company:

☐	FOR ALL NOMINEES LISTED BELOW:

01  Roger Kanne
02  Peter A. Michel
03  Ravi Nath

☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐	TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), CHECK THIS BOX AND WRITE THE NUMBER OF SUCH NOMINEE(S) IN THE BOX BELOW

(2)	To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for 2009.

☐     FOR                      ☐     AGAINST                         ☐      ABSTAIN

(3)	To vote in his discretion, upon the transaction of such other business as may properly come before the Annual Meeting.

The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement for the Annual Meeting and the Company’s 2008 Annual Report prior to signing this proxy and ratifies all that the said proxies may do by virtue hereof.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF ITEMS 1 AND 2, AND THE AUTHORITY PROVIDED IN ITEM 3 WILL BE DEEMED GRANTED.

Dated: ____________, 2009

Signature(s)

Please sign exactly as your name appears on your stock certificate(s). If signing in any fiduciary or representative capacity, give full title as such.

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED
ENVELOPE